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                                                                   Exhibit 10.46



                              EMPLOYMENT AGREEMENT

                  EMPLOYMENT AGREEMENT, made as of March 2, 1998, by and between GRAHAM-FIELD HEALTH PRODUCTS, INC., a Delaware corporation having its principal place of business at 400 Rabro Drive East, Hauppauge, New York 11788 (the "Company"), and PAUL BELLAMY, residing at 21 Indian Head Road, Greenwich, Connecticut 06878 (the "Executive").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to retain the Executive as its Vice President of Finance and Chief Financial Officer to advance the business and interests of the Company on the terms and conditions set forth herein; and

                  WHEREAS, the Executive desires to provide his services to the Company in such capacities, on and subject to the terms and conditions hereof;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. EMPLOYMENT. Subject to all of the terms and conditions hereof, the Company does hereby employ the Executive, effective as of March 2, 1998 (the "Effective Date") for a term commencing on the date hereof and ending on the date which is three (3) years after the date hereof (subject to early termination as provided herein) (the "Term") as its Vice President of Finance and
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Chief Financial Officer, and the Executive does hereby accept such employment.

                  2. DUTIES OF EXECUTIVE. The Executive shall, during the Term, perform such executive and administrative duties and functions as may from time to time be appropriate to and consistent with his position as Vice President of Finance and Chief Financial Officer of the Company, subject at all times to the control and direction of the Board of Directors and Chief Executive Officer of the Company. The Executive agrees to devote substantially all of his business time to the business and affairs of the Company. The Executive agrees to perform his duties hereunder faithfully, diligently and to the best of his abilities and to refrain from engaging in any other business activity that does, will or could be deemed to interfere with the performance of his duties hereunder or does, will or could reasonably be deemed to conflict with the best interests of the Company. The Executive agrees to accept the payments to be made to him under this Agreement as full and complete compensation for the services required to be performed by, and the covenants of, the Executive under this Agreement.

                  3. COMPENSATION.

                           3.1 BASE SALARY. The Company agrees to pay the
Executive an annual base salary at the rate of Two Hundred Fifty Thousand Dollars ($250,000) per annum (the "Base Salary") payable in substantially equal installments every week or in such other manner as the Company may generally pay its employees. Nothing

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contained herein shall be deemed to obligate the Company to increase the Base
Salary at any time.

                           3.2 BONUS PROGRAM. In order to provide
performance-based incentive compensation to the Executive, the Executive shall be eligible to participate in the Company's Incentive Program and bonus program, which are administered by the Stock Option and Compensation Committee of the Company.

                           3.3 REGULAR BENEFITS. The Executive shall be entitled
to participate in any health insurance, accident insurance, hospitalization insurance, life insurance, pension, or any other similar plan or benefit afforded by the Company to its executive officers generally, if and to the extent that the Executive is eligible to participate in accordance with the provisions of any such insurance, plan or benefit generally.

                           3.4 RELOCATION EXPENSE. In order to assist the
Executive with the permanent relocation of the Executive and his family to the Long Island, New York area, the Company shall reimburse the Executive for reasonable and customary brokerage fees relating to the sale of his principal residence in Greenwich, Connecticut and reasonable out-of-pocket costs of transporting household furnishings, personal effects, automobiles and similar items from Greenwich, Connecticut to the Long Island, New York area. Notwithstanding the foregoing, the Company shall not reimburse the Executive for any other costs or expenses associated with the disposition of the Executive's principal residence in

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Greenwich, Connecticut, including, without limitation, transaction costs or loss of market value; nor shall the Company reimburse the Executive for any costs associated with acquiring a principal residence in the Long Island, New York area or the financing thereof.

                           3.5 AUTOMOBILE ALLOWANCE. The Company recognizes that
the Executive will require the use of an automobile for business purposes. Therefore, the Company will provide the Executive with an automobile allowance of $500 per month. In addition, the Company will reimburse the Executive for his costs associated with the operation of the automobile, including gas expenses for the operation of the automobile.

                  4. REIMBURSEMENT OF BUSINESS EXPENSES. The Company shall reimburse the Executive for reasonable travel and business expenses incurred on behalf of the Company, subject to the approval and substantiation requirements and other procedures from time to time established by the Company. The Executive may reasonably incur such expenses in the manner permitted by the executive officers of the Company.

                  5. TERMINATION AND SEVERANCE ARRANGEMENTS.

                           (a) The Executive's employment hereunder may be
terminated under the following circumstances:

                                    (i) The Executive may terminate his
employment hereunder at any time on not less than sixty (60) days prior written notice to the Company.

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                                    (ii) On or after the third anniversary date
of the Effective Date, the Company may terminate the Executive's employment hereunder by providing written notice of termination on not less than three (3) months prior written notice to the Executive.

                                    (iii) In the event of the death of or
adjudicated incompetency of the Executive during the Term, this Agreement and all benefits payable hereunder shall terminate on the date of death or adjudication of incompetency of the Executive.

                                    (iv) If the Executive, because of illness,
injury or other incapacitating condition, is unable to perform the services required to be performed by him under this Agreement for a period or periods aggregating more than forty-five (45) days in any twelve (12) consecutive months or a period of forty-five (45) consecutive days during any twelve (12) month period, then the Company, in its sole discretion, may terminate this Agreement by giving notice thereof to the Executive, and this Agreement and all benefits payable hereunder shall terminate upon the date of such notice.

                                    (v) The Company may terminate the
Executive's employment at any time for Cause. For purposes of this Agreement, the term "Cause" shall mean: (A) gross negligence of the Executive in the performance of his duties, (B) willful neglect of his duties, (C) the Executive's conviction of any felony, (D) the Executive's conviction of any misdemeanor involving theft or fraud, (E) any embezzlement of the Company's or its subsidiaries' property

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or any misappropriation of any property material to the Company or any of its subsidiaries (whether or not a felony or misdemeanor), (F) the willful engagement by the Executive in conduct which is injurious to the Company or any of its subsidiaries, (G) the persistent and willful disobedience or material breach by the Executive of any of the Company's written rules, instructions or orders, or (H) the Executive's persistent and willful and material breach of the covenants contained herein.

                           b. Upon any termination of the Executive's employment
under Section 5(a) of this Agreement, the Executive shall be entitled to receive solely all amounts and benefits to be paid or provided by the Company under Sections 3.1, 3.3, 3.5, and 4 to the date of such termination.

                  6. EXECUTIVE COVENANTS.

                           6.1 CONFIDENTIAL INFORMATION. The Executive expressly
covenants and agrees that he will not at any time, whether during or after his employment by the Company, directly or indirectly, use or permit the use of any trade secrets, confidential information, or proprietary information (including, without limitation, customer lists, costing information, technical information, software techniques, business plans, marketing data, financial information or similar items) of, or relating to, the Company, or any affiliate of the Company, in connection with any activity or business, whether for his own account or otherwise (except solely the business of the Company, if and to the extent that the Executive is then an employee of the Company) and will not

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divulge such trade secrets, confidential information or proprietary information to any person, firm, corporation or other entity whatsoever. Any information which becomes known to the public without breach by the Executive of any of the terms hereof or of Executive's common law duties shall not be deemed to be a trade secret or confidential or proprietary information of the Company.

                           6.2 OWNERSHIP BY COMPANY. The Executive acknowledges
and agrees that all of his work product created, produced or conceived in connection with his association with the Company shall be deemed work for hire and shall be deemed owned exclusively by the Company. Without limiting the generality of the foregoing, the Executive agrees that the Company shall have and possess all proprietary rights, patent rights, copyright rights and trade secret rights as may exist in such work product or as which are inherent therein or appurtenant thereto. The Executive agrees to execute and deliver all documents required by the Company to document or perfect the Company's proprietary rights in and to the Executive's work product.

                           6.3 REMEDIES. It is expressly understood and agreed
that the services to be rendered hereunder by the Executive are special, unique, and of extraordinary character, and in the event of the breach by the Executive of any of the terms and conditions of this Agreement on his part to be performed hereunder, or in the event of the breach or threatened breach by the Executive of the terms and provision of this Section 6 of this Agreement, then the Company shall be entitled, if it so elects, to institute

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and prosecute any proceedings in any court of competent jurisdiction, either in law or equity, for such relief as it deems appropriate.

                           6.4 COVENANTS NON-EXCLUSIVE. The Executive
acknowledges and agrees that the covenants contained in this Section 6 shall not be deemed exclusive of any common law rights of the Company in connection with the relationships contemplated hereby; and that the Company shall have any and all rights as may be provided by law in connection with the relationships contemplated hereby.

                  7. STOCK OPTIONS.

                           7.1 STOCK OPTIONS. The Company hereby agrees to grant
to the Executive, effective as of the Effective Date (the "Grant Date"), stock options under the terms and provisions of the Company's Incentive Program, as amended (the "Incentive Program"), to purchase 200,000 shares of the common stock, par value $.025 per share (the "Common Stock"), of the Company subject to the terms and conditions set forth in the Stock Option Agreements (a copy of which are attached hereto as Exhibit I), which are incorporated herein by reference.

                  8. GENERAL.

                           8.1 APPLICABLE LAW AND EXPENSES. This document shall,
in all respects, be governed by the laws of the State of New York. With regard to such choice of law, the parties acknowledge that substantially all of the negotiations relating to this

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Agreement were conducted in New York State and that this Agreement has been executed by both parties in New York State.

                           8.2 VENUE; PROCESS. The parties to this Agreement
agree that jurisdiction and venue shall properly lie in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, with respect to any legal proceedings arising from this Agreement. Such jurisdiction and venue are merely permissive; jurisdiction and venue shall also continue to lie in any court where jurisdiction and venue would otherwise be proper. The parties agree that they will not object that any action commenced in the foregoing jurisdictions is commenced in a forum non conveniens. Notwithstanding the foregoing, however, nothing contained in this Section 8.2 shall be deemed to limit or waive any right of the parties to remove any dispute to federal court which might otherwise properly be removed to such court.

                           8.3 SURVIVAL. The parties hereto agree that the
covenants contained in Section 6 hereof shall survive any termination of employment by the Executive and any termination of this Agreement.

                           8.4 INDEPENDENT REPRESENTATION. The Executive
acknowledges that he has had the opportunity to seek independent counsel and tax advice in connection with the execution of this Agreement, and the Executive represents and warrants to the Company (a) that he has sought such counsel and advice as he has deemed appropriate in connection with the execution hereof and the

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transactions contemplated hereby; and (b) that he has not relied on any representation of the Company as to tax matters or as to the consequences of the execution hereof.

                           8.5 CLAIMS BY EXECUTIVE'S PRIOR EMPLOYER. The
Executive represents and warrants to the Company (a) that he is not a party to any written employment agreement, covenant not to compete, confidentiality agreement, non-solicitation of customer agreement or any other written agreement, arrangement or understanding with his prior employer which otherwise restricts or limits the Executive's employment with the Company in any manner (collectively, the "Restrictive Agreements), and (b) that he is not, to the best of the Executive's knowledge, a party to any oral Restrictive Agreement.

                           8.6 NOTICES. Any and all notices required or desired
to be given hereunder by any party shall be in writing and shall be validly given or made to another party if delivered either personally, by telex, facsimile transmission, same day delivery service, overnight expedited delivery service, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If notice is served personally, notice shall be deemed effective upon receipt. If notice is served by telex or by facsimile transmission, notice shall be deemed effective upon transmission, provided that such notice is confirmed in writing by the sender within one day after transmission. If notice is served by same day delivery service or overnight expedited delivery service, notice shall be deemed effective the

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day after it is sent, and if notice is given by United States mail, notice shall be deemed effective five days after it is sent. In all instances, notice shall be sent to the parties at the following addresses:

                           If to the Company:

                           Graham-Field Health Products, Inc.
                           400 Rabro Drive East
                           Hauppauge, New York  11788
                           Attention: Richard S. Kolodny
                                      Vice President,
                                      General Counsel

                           If to the Executive:
                           Mr. Paul Bellamy
                           21 Indian Head Road
                           Greenwich, Connecticut 06878
                           (203) 637-5573

                  Any party may change its address for the purpose of receiving notices by a written notice given to the other party.

                           8.7 MODIFICATIONS OR AMENDMENTS. No amendment, change
or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

                           8.8 WAIVER. No reliance upon or waiver of one or more
provisions of this Agreement shall constitute a waiver of any other provisions hereof.

                           8.9 SUCCESSORS AND ASSIGNS. All of the terms and
provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. However, no party shall voluntarily assign any rights hereunder, or delegate

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any duties hereunder, except upon the prior written consent of the other.

                           8.10 SEPARATE COUNTERPARTS. This document may be
executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall, together, constitute and shall be one and the same instrument.

                           8.11 HEADINGS. The captions appearing at the
commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

                           8.12 FURTHER ASSURANCES. Each of the parties hereto
shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

                           8.13 ENTIRE AGREEMENT. This Agreement constitutes the
entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the date first above written.

                                         GRAHAM-FIELD HEALTH PRODUCTS, INC.

                                      By: /s/ Richard S. Kolodny
                                         -----------------------------------
                                         Name: Richard S. Kolodny
                                         Title: Vice President, General Counsel


                                         /s/ Paul Bellamy
                                         --------------------------------------
                                         PAUL BELLAMY

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                                    EXHIBIT I

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

                             STOCK OPTION AGREEMENTS